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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 26, 2001


                            THE DOW CHEMICAL COMPANY
             (Exact name of registrant as specified in its charter)


            DELAWARE                       1-3433               38-1285128
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)




                    2030 DOW CENTER, MIDLAND, MICHIGAN 48674
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 989-636-1000

                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                         if changed since last report)



Item 5.  Other Events.

         On February 6, 2001, The Dow Chemical Company completed its merger with Union Carbide Corporation, which was accounted for as a pooling of interests. For a business combination to qualify for pooling of interests accounting, the Securities and Exchange Commission's Accounting Series Release (ASR) No. 135 requires that no affiliate of either company in the combination sell or in any other way reduce its risk relative to any common shares received in the combination until such time as the financial results covering at least thirty days of post-merger combined operations have been published. Accordingly, attached herewith as Exhibit 99.1, is a press release issued by The Dow Chemical Company on April 26, 2001, announcing results for the first quarter of 2001, which include more than thirty days of post-merger combined operations. This filing is intended to terminate the restrictions set forth by ASR No. 135.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              99.1 Press release issued by The Dow Chemical Company on April 26, 2001, announcing results for the first quarter of 2001.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            THE DOW CHEMICAL COMPANY
                                   Registrant

Date:  April 26, 2001

                                                        /S/ Frank H. Brod
                                                   -----------------------------
                                                            Frank H. Brod
                                                   Vice President and Controller

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                                  EXHIBIT INDEX
Exhibit No.         Description
  99.1              Press release issued by The Dow Chemical Company on April
                    26, 2001, announcing results for the first quarter of 2001.

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